UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 13, 2012

EMMIS COMMUNICATIONS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-23264	35-1542018
(Commission File Number)	(IRS Employer Identification No.)

ONE EMMIS PLAZA, 40 MONUMENT CIRCLE, SUITE 700, INDIANAPOLIS, INDIANA	46204
(Address of Principal Executive Offices)	(Zip Code)

317-266-0100

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 13, 2012, the Board of Directors (the “Board”) of Emmis Communications Corporation (the “Company”) adopted an amendment to the Company’s Second Amended and Restated Code of By-Laws (the “By-Laws”), effective immediately. The amendment added a new Section 6.6 of the By-Laws to provide that Circuit or Superior Courts of the Marion County, State of Indiana, or the United States District Court in the Southern District of Indiana in a case of pendent jurisdiction, are exclusive forum for shareholder derivative actions, claims for breach of fiduciary duty, claims arising pursuant to the Indiana Business Corporation Law or the Company’s articles of incorporation or by-laws, or claims governed by the internal affairs doctrine, in each case subject to such court having personal jurisdiction over the indispensable parties named as defendants therein. This description of the amendment to the By-Laws is a summary and is qualified in its entirety by the text of the amendment to the By-Laws, filed as Exhibit 3.2 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

3.2	Second Amended and Restated Code of By-Laws of the Company, as amended

Note: Certain statements included in this Report on Form 8-K which are not statements of historical fact, including but not limited to those identified with the words “expect,” “will” or “look” are intended to be, and are, by this Note, identified as “forward-looking statements,” as defined in the Securities and Exchange Act of 1934, as amended. Such statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future result, performance or achievement expressed or implied by such forward-looking statement. Such factors include, among others:

•	general economic and business conditions;

•	fluctuations in the demand for advertising and demand for different types of advertising media;

•	our ability to service our outstanding debt;

•	increased competition in our markets and the broadcasting industry;

•	our ability to attract and secure programming, on-air talent, writers and photographers;

•	inability to obtain (or to obtain timely) necessary approvals for purchase or sale transactions or to complete the transactions for other reasons generally beyond our control;

•	increases in the costs of programming, including on-air talent;

•	inability to grow through suitable acquisitions;

•	changes in audience measurement systems

•	new or changing regulations of the Federal Communications Commission or other governmental agencies;

•	competition from new or different technologies;

•	war, terrorist acts or political instability; and

•	other factors mentioned in documents filed by the Company with the Securities and Exchange Commission.

Emmis does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 14, 2012

EMMIS COMMUNICATIONS CORPORATION

By:	/s/ J. Scott Enright
	Name:	J. Scott Enright
	Title:	Executive Vice President, General Counsel and Secretary